SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 19, 2000

                              99(cents) ONLY STORES
               (Exact Name of Registrant as Specified in Charter)

          California                1-11735                  2411605
 (State or Other Jurisdiction     (Commission             (IRS Employer
       of Incorporation)          File Number)          Identification No.)

                         4000 East Union Pacific Avenue
                           City of Commerce, CA 90023
                    (Address of Principal Executive Offices)

                                 (323) 980-8145
                         (Registrant's Telephone Number)


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Item 5.           OTHER EVENTS.

     Reference is made to the press release of Registrant, issued on January 19, 2000, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 27, 2000                       99(cents) ONLY STORES

                                        By:  /S/ ANDY FARINA
                                             -----------------------------------
                                             Andy Farina
                                             Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBITS

99.1  News Release dated January 19, 2000